UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2024 (April 9, 2024)
Commission File Number: 1-35106

AMC Networks Inc.
(Exact name of registrant as specified in its charter)

Delaware		27-5403694
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

11 Penn Plaza,
New York,	NY	10001
(Address of principal executive offices)		(Zip Code)

(212) 324-8500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMCX	The	NASDAQ	Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Amendment No. 3 to Credit Agreement
On April 9, 2024, AMC Networks Inc. (“AMC Networks”) entered into Amendment No. 3 (“Amendment No. 3”) to the Second Amended and Restated Credit Agreement, dated as of July 28, 2017 (as amended to date and by Amendment No. 3, the “Credit Agreement”), among AMC Networks and its subsidiary, AMC Network Entertainment LLC (“AMC Network Entertainment”), as the initial borrowers, certain of AMC Networks’ subsidiaries, as restricted subsidiaries, Bank of America, N.A., as an L/C Issuer, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and an L/C Issuer.
In connection with Amendment No. 3, AMC Networks made a partial prepayment of the Term Loan A facility under the Credit Agreement (the “Term Loan A Facility”), bringing the total principal amount outstanding under the Term Loan A Facility to $425 million, and reduced the revolving credit facility under the Credit Agreement (the “Revolving Credit Facility”) to $175 million. In addition, pursuant to Amendment No. 3, the maturity date of $325 million principal amount of loans under the Term Loan A Facility as well as all of the commitments under the Revolving Credit Facility has been extended to April 9, 2028. Amendment No. 3 also includes certain other modifications to covenants and other provisions of the Credit Agreement.
The foregoing summary is qualified in its entirety by reference to Amendment No. 3, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
Senior Secured Notes Offering
On April 9, 2024, AMC Networks completed an offering of $875,000,000 aggregate principal amount of its 10.25% Senior Secured Notes due 2029 (the “Notes”) in a private placement to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to certain persons in reliance on Regulation S under the Securities Act. The Notes are guaranteed by AMC Network Entertainment and AMC Networks’ subsidiaries that guarantee the Credit Agreement (the “Guarantors”).
The Notes were issued pursuant to an Indenture, dated as of April 9, 2024 (the “Indenture”), among AMC Networks, the Guarantors and U.S. Bank Trust Company, National Association, as Trustee.
The Notes will accrue interest at a rate of 10.25% per annum and mature on January 15, 2029. Interest will be payable semiannually on January 15 and July 15 of each year, commencing on July 15, 2024. The Notes are AMC Networks’ general senior secured obligations, secured on a first-priority basis by substantially all of AMC Networks’ and the Guarantors’ assets and property (the “Collateral”), subject to certain liens permitted under the Indenture, and will rank equally with all of AMC Networks’ existing and future senior indebtedness, senior in right of payment to AMC Networks’ future subordinated indebtedness and effectively senior to any of AMC Networks’ existing and future unsecured indebtedness or indebtedness that is secured by a lien ranking junior to the lien securing the Notes, in each case, to the extent of the value of the Collateral. The Notes will be effectively subordinated to all of AMC Networks’ and the Guarantors’ existing and future indebtedness that is secured by assets that do not constitute part of the Collateral, to the extent of the value of those assets, and structurally subordinated to any existing and future indebtedness of AMC Networks’ subsidiaries that do not guarantee the Notes, including AMC Networks’ unrestricted subsidiaries.
On or after January 15, 2026, AMC Networks may redeem the Notes, at its option, in whole or in part, at any time and from time to time, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon, to the applicable redemption date, if redeemed during the twelve month period beginning on January 15 of the years indicated below:

Year	Percentage
2026	105.125%
2027	102.563%
2028 and thereafter	100.000%
In addition to the optional redemption of the Notes described above, at any time prior to January 15, 2026, AMC Networks may redeem up to 40% of the aggregate principal amount of the Notes at a redemption price equal to 110.250% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, using the net proceeds of certain equity offerings. At any time prior to January 15, 2026, AMC Networks may also redeem up to 10% of the aggregate principal amount of the Notes during any twelve month period at a redemption price equal to 103.000% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Finally, at any time prior to January 15, 2026, AMC Networks may redeem the Notes, at its option in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount thereof to be redeemed plus the “Applicable Premium” calculated as described in the Indenture at the rate of T+50 basis points, and accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.
The foregoing summary is qualified in its entirety by reference to the Indenture, which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01     Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of April 9, 2024, among AMC Networks, as issuer, the Guarantors and U.S. Bank Trust Company, National Association, as Trustee.
10.1
Amendment No. 3, dated as of April 9, 2024, to Second Amended and Restated Credit Agreement, dated as of July 28, 2017, among AMC Networks and its subsidiary, AMC Network Entertainment LLC, as the initial borrowers, certain of AMC Networks’ subsidiaries, as restricted subsidiaries, Bank of America, N.A., as an L/C Issuer, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and an L/C Issuer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMC Networks Inc.

Date:	April 10, 2024	By:	/s/ Anne G. Kelly
Anne G. Kelly
Executive Vice President and Corporate Secretary